ANNUAL REPORT
================================================================================

                                   1996
                                   1996
                                   1996
                                   1996
                                   1996

                                         The Inefficient-
                                         Market
                                         Fund, Inc.
                                         ---------------------------------------
                                         December 31, 1996

---------------------------------
The Inefficient-Market Fund, Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide you with the annual report for the year ended December 31, 1996, for The Inefficient-Market Fund, Inc. In this letter, we comment on the market environment during the year and briefly review the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow in the annual report.

Fund Performance Update

For the full year 1996, The Inefficient-Market Fund had a total return of 20.56% on net asset value (NAV), assuming reinvestment of dividends and capital gain distributions. The Fund's performance compared favorably to the Russell 2500 Index, which gained 19.03% on a total return basis over the same period. (The Russell 2500 Index is a value-weighted index representing small and mid-sized companies.) During 1996, the Standard and Poor's 500 Index (S&P 500), a widely recognized index weighted in favor of stocks of large companies, had a total return of 22.96%. As of December 31, 1996, the Fund's NAV was $12.30 and its American Stock Exchange (AMEX) closing price was $11.50.

Economic and Market Overview

During 1996, the financial markets were jolted repeatedly by concerns over the strength of the U.S. economy and the direction of Federal Reserve Board policy. When investors gained confidence that the economy was continuing on a path of moderate, non-inflationary growth, the stock market advanced strongly and posted another year of outstanding performance. After a weak start in January, the stock market moved broadly higher through early Spring. Small-company shares advanced strongly in April and May, led by the technology sector. In late June and early July, when the yield on the 30-year U.S. Treasury bond rose over 7.0%, the stock market experienced a widespread sell-off. Growth stocks within the small company universe in particular experienced sharp declines during the early summer sell-off. At the end of July, large company stocks quickly recovered their losses when the bond market stabilized. However, small company stocks continued to struggle. When the national employment data confirmed that the U.S. economy was slowing in the third quarter, the bond market rallied. Against the backdrop of lower bond yields, low inflation and surprisingly resilient corporate earnings, the stock market gained momentum during the Autumn, with large company issues leading the way.

As measured by the S&P 500, the U.S. stock market has provided a cumulative total return of nearly 70% over the past two years, capping a six-year bull market that began in October of 1990. Notwithstanding the strong overall environment for equities, 1996 marked the third consecutive year of underperformance by small and mid-sized company stocks relative to "blue chip" equity indices such as the Dow Jones Industrial Average and the S&P 500. The underperformance of small company stocks can be explained in part by the sharper falloff in earnings growth experienced by smaller companies during 1995 and 1996. The lagging performance also reflected a backing away by investors from higher risk growth stocks in a period of rising interest rates and increased market volatility.

Given the frequent alarms raised in 1996 about slowing earnings growth, investors showed an understandable preference for industry sectors with visible earnings momentum. In the energy sector, analysts' earnings estimates and share prices moved sharply higher in response to firmer prices for oil and natural gas. Stocks in the finance sector also performed exceptionally well despite emerging credit quality concerns. In the consumer sector, specialty and broad-line retail stocks were up strongly in response to higher than expected levels of consumer spending. Performance in the technology sector was mixed. Computer product and semiconductor stocks were strong, but shares in the telecommunications equipment and semiconductor equipment groups traded lower. Industrial cyclical stocks underperformed, as soft domestic and export demand led to declining commodity prices for paper, copper, aluminum, steel and fertilizer products. The weakest overall sector was health care, with the HMO group declining sharply on repeated earnings disappointments.

Fund Portfolio Review

The Inefficient-Market Fund is managed by the Travelers Investment Management Company (TIMCO). TIMCO's approach to equity management is designed to provide diversified exposure to the small and mid-sized capitalization segments of the U.S. stock market. TIMCO selects stocks based on a disciplined quantitative screening process that seeks attractive relative value and earnings growth. In order to achieve consistent relative performance, TIMCO manages the Fund to mirror the overall risk, sector weightings and growth or value style characteristics of the Russell 2500 Index.

During 1996, stock selection in the health care sector made the largest positive contribution to The Inefficient-Market Fund's relative performance. Specifically, our positions in the medical devices and services groups, such as U.S. Surgical, Guidant and Lincare Holdings helped boost the Fund's performance. Our investments in consumer discretionary companies such as Lands' End, Tiffany, Dollar General and Vons also contributed positively to the

Fund's performance. The other area where the Fund performed well was the financial services sector. In particular, SunAmerica, Reinsurance Group of America, Green Tree Financial and FINOVA were top performers for the Fund.

Market Outlook

As we enter the seventh year of the current business expansion and equity bull market, many questions arise about the outlook for interest rates and the vulnerability of corporate earnings to rising costs. Late in the business cycle, individual stock selection becomes increasingly important in a fund with a small company emphasis because the small capitalization segment of the stock market is comprised of less mature companies with relatively high exposure to cyclical industries. We continue to focus on companies that offer improving fundamentals and relative earnings gains at discounted stock prices. In the health care sector, we are emphasizing Watson Pharmaceutical and Dura Pharmaceuticals, both generic drug manufacturers with a growing pipeline of proprietary products. In the consumer area, we have positions in a number of retailers that combine above-average earnings growth and low relative valuations, including Lands' End and Borders Group. Our screening process has also guided us toward companies that are driving industry consolidation and have undervalued growth potential such as Accustaff and MedPartners.

Closing Comments

We anticipate that at a shareholder meeting scheduled for April 18, 1997, the Board of Directors of The Inefficient-Market Fund will present the shareholders with a proposal to convert The Inefficient-Market Fund from a closed-end to an open-end investment company structure. If approved, this proposed change to the Fund's structure is tentatively scheduled to take place in June 1997.

In closing, thank you for investing in The Inefficient-Market Fund, Inc. We look forward to continuing to help you achieve your financial goals.



Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman and Chief Executive Officer

February 7, 1997

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1996
--------------------------------------------------------------------------------

      SHARES                       SECURITY                              VALUE
================================================================================
COMMON STOCKS -- 99.6%
================================================================================
Autos & Transportation -- 4.7%
       7,200  Alexander & Baldwin Inc.                                $  180,000
       7,800  Avondale Industries Inc.*                                  167,700
      14,500  Cavalier Homes Inc.                                        166,750
      10,400  Comair Holdings Inc.                                       249,600
       6,900  Continental Airlines Inc., Class B Shares                  194,925
       3,000  GATX Corp.                                                 145,500
       8,200  Gentex Corp.*                                              165,025
       2,200  Intermet Corp.                                              35,475
       6,400  Lear Seating Corp.*                                        218,400
      10,900  Mascotech Inc.                                             178,488
       6,800  Oakwood Homes Corp.                                        155,550
       7,300  Swift Transportation Co. Inc.*                             171,550
       7,800  US Freightways Corp.                                       214,013
       5,900  Wisconsin Central Transportation Corp.*                    233,788
--------------------------------------------------------------------------------
                                                                       2,476,764
--------------------------------------------------------------------------------
Consumer Discretionary -- 17.3%
      11,500  Accustaff Inc.                                             242,938
       5,900  A. H. Belo Corp.                                           205,763
       3,400  Alberto Culver Co., Class B Shares                         163,200
      11,600  Bed Bath & Beyond Inc.*                                    281,300
       4,700  Blyth Industries Inc.*                                     214,438
       8,100  Borders Group*                                             290,588
       7,200  Boston Chicken, Inc.*+                                     258,300
      10,900  Callaway Golf Co.                                          313,375
       5,300  CKE Restaurants, Inc.                                      190,800
      19,500  Claire's Stores Inc.                                       253,500
       9,700  Corrections Corp. of America*                              297,063
       7,775  Dollar General Corp.                                       248,800
       5,000  Doubletree Corp.*+                                         225,000
       5,900  Emmis Broadcasting Corp., Class A Shares*                  193,225
      15,100  General Nutrition Co.*                                     254,813
       4,855  Harman International Industries, Inc.                      270,059
       6,200  Harte-Hanks Communications Inc.                            172,050
       9,800  Heritage Media Corp., Class A Shares                       110,250
       1,508  Homestead Village Inc.*                                     27,150
       6,885  HSN Inc.*+                                                 163,519
       4,700  International Game Technology                               85,775
       6,450  Just for Feet Inc.*+                                       169,313
       6,700  Landry's Seafood Restaurants, Inc.*                        143,213
      10,200  Lands' End, Inc.*                                          270,300
      11,000  Maytag Corp.                                               217,250
       4,800  Miller, Inc.                                               271,800
       7,200  Mohawk Industries, Inc.*                                   158,400
       5,600  Nautica Enterprises, Inc.*                                 141,400

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

      SHARES                       SECURITY                              VALUE
================================================================================
Consumer Discretionary -- 17.3% (continued)
      14,450  Officemax, Inc.*                                        $  153,531
       8,400  Outback Steakhouse, Inc.*                                  224,700
       7,600  Performance Food Group Co.                                 117,800
       6,700  Promus Hotel Corp.*                                        198,488
       3,400  Pulitzer Publishing Co.                                    157,675
       6,300  Regis Corp.                                                102,375
       7,400  Rite Aid Corp.                                             294,150
       1,600  Scholastic Corp.*                                          107,600
       6,400  SFX Broadcasting Inc.*                                     190,400
       9,300  Showboat, Inc.                                             160,425
       8,500  SITEL Corp.*                                               120,063
       3,500  St. John Knits, Inc.                                       152,250
       6,100  Stewart Enterprises Inc.                                   207,400
       7,400  The Mens Wearhouse, Inc.*                                  181,300
       5,500  Tiffany & Co.                                              201,438
       9,200  US1 Industries Inc.*                                       316,250
       4,000  USA Detergents Inc.*+                                      166,500
       3,500  Viking Office Products, Inc.*                               93,406
       7,450  Wolverine Worldwide, Inc.                                  216,050
--------------------------------------------------------------------------------
                                                                       9,195,383
--------------------------------------------------------------------------------
Consumer Staples -- 2.2%
       7,400  Dean Foods Co.                                             238,650
       8,700  Dole Food Co., Inc.                                        294,713
       4,300  Interstate Bakeries, Corp.                                 211,238
       7,400  Richfood Holdings Inc.                                    179,450
       7,200  Universal Corp.                                            231,300
--------------------------------------------------------------------------------
                                                                       1,155,351
--------------------------------------------------------------------------------
Financial Services -- 15.8%
       4,150  Allied Group, Inc.                                         135,394
       3,500  AMBAC Inc.                                                 232,313
       5,000  American Bankers Insurance Group, Inc.                     255,625
       7,000  AmSouth Bancorp.                                           338,625
       6,600  Anchor Bancorp Inc.                                        235,950
       4,100  Bay View Capital Corp.                                     173,738
       2,800  CCB Financial Corp.                                        191,100
       6,200  Centura Banks Inc.                                         276,675
      11,300  City National Corp.                                        244,363
         800  CMAC Investment Corp.                                       29,400
       6,100  Colonial BancGroup Inc.                                    244,000
       1,600  Crestar Financial Corp.                                    119,000
      11,700  Dime Bancorp. Inc.*                                        172,575
       5,300  Donaldson, Lufkin & Jenrette, Inc.                         190,800
       7,900  Everest Reinsurance Holdings, Inc.                         227,125
       6,900  Executive Risk, Inc.                                       255,300

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

      SHARES                       SECURITY                              VALUE
================================================================================
Financial Services -- 15.8% (continued)
       3,700  FINOVA Group, Inc.                                      $  237,725
       6,600  First Tennessee National Corp.                             247,500
       5,000  First Virginia Banks, Inc.                                 239,375
       8,500  Great Financial Corp.                                      247,563
      10,200  HCC Insurance Holdings Inc.                                244,800
       9,900  Lehman Brothers Holdings, Inc.                             310,613
       6,400  Mercantile Bankshares Co.                                  204,800
       6,333  Mutual Risk Management Ltd.                                234,333
       2,315  Old Kent Financial Corp.                                   110,541
       9,600  Old Republic International Corp.                           256,800
       9,100  Olympic Financial Ltd.*                                    130,813
       5,500  Penncorp Financial Group Inc.                              198,000
       4,300  PMI Group Inc.                                             238,113
       4,000  Relistar Financial Corp.                                   231,000
       7,900  Signet Banking Corp.                                       242,925
       7,900  Silicon Valley Bancshares                                  254,775
       6,700  TIG Holdings, Inc.                                         226,963
       3,200  Transatlantic Holdings, Inc.                               257,600
       5,800  Union Planters Corp.                                       226,200
       5,800  Vesta Insurance Group Inc.                                 181,975
       2,700  Washington Mutual, Inc.                                    116,944
       2,800  Zions Bancorp                                              291,200
       3,800  Zurich Reinsurance Centre Holdings, Inc.                   118,750
--------------------------------------------------------------------------------
                                                                       8,371,291
--------------------------------------------------------------------------------
Healthcare -- 9.9%
       2,800  ALZA Corp.*  72,450
       7,300  American Homepatient Inc.*                                 198,925
       8,200  American Medical Response, Inc.                            266,500
       5,300  AmeriSource Health Corp.                                   255,725
       6,400  Apria Healthcare Group Inc.*                               120,000
       6,600  Arbor Health Care Co.*                                     171,600
       2,900  Biogen, Inc.*                                              112,375
      14,100  Capstone Pharmacy Services, Inc.*                          160,388
       7,200  Centocor, Inc.*                                            257,400
      15,100  Creative Biomolecules Inc.*                                156,663
       7,200  Dura Pharmaceuticals Inc.*                                 343,800
       8,400  Genzyme Corp.*                                             182,700
      10,250  Health Management Associates, Inc.*                        230,625
       6,500  HealthCare COMPARE Corp.*                                  275,438
       6,400  Living Centers of America*                                 177,600
      15,800  MedPartners/Mullikin, Inc.*                                331,800
       9,200  Renal Treatment Centers, Inc.*                             234,600
       5,700  STERIS Corp.*                                              247,950
      10,600  Stryker Corp.+                                             316,675
       6,200  U.S. Surgical Corp.                                        244,125

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

      SHARES                       SECURITY                              VALUE
================================================================================
Healthcare -- 9.9% (continued)
      12,300  UroMed Corp.*+                                          $  119,925
       7,100  Vencor Inc.*                                               224,538
      10,500  VISX Inc.*+                                                232,313
       7,600  Watson Pharmaceuticals, Inc.*                              341,525
--------------------------------------------------------------------------------
                                                                       5,275,640
--------------------------------------------------------------------------------
Integrated Oils -- 1.4%
       3,500  Ashland Inc.                                               153,563
       4,900  Murphy Oil Corp.                                           272,563
      12,700  Tesoro Petroleum Corp.*                                    177,800
       1,700  Tosco Corp.                                                134,513
--------------------------------------------------------------------------------
                                                                         738,439
--------------------------------------------------------------------------------
Materials & Processing -- 13.7%
       6,300  Alumax Inc.*                                               210,263
       3,800  Armstrong World Industries Inc.                            264,100
       8,100  Avalon Properties, Inc.                                    232,875
       8,000  BMC Industries, Inc.                                       252,000
       5,500  Beacon Properties Corp.                                    201,438
       6,900  Bemis Inc.                                                 254,438
      16,200  Bethlehem Steel Corp.*                                     145,800
       5,200  Boise Cascade Corp.                                        165,100
      10,000  Cabot Corp.                                                251,250
       8,100  Cali Realty Corp.                                          250,088
      10,300  Coeur d'Alene Mines Corp.                                  155,788
       5,500  Commerical Metals Co.                                      165,688
       9,200  Cytec Industries, Inc.*                                    373,750
       5,800  Dexter Corp.                                               184,875
       6,600  First Industrial Realty Trust Inc.                         200,475
       2,400  Georgia Gulf Corp.                                          64,500
       7,200  Health Care Properties Investment, Inc.                    252,000
       4,300  Hughes Supply Inc.                                         185,438
      16,600  International Specialty Products Inc.*                     203,350
       3,200  James River Corp.                                          106,000
       7,700  Liberty Property Trust                                     198,275
       4,700  Lone Star Industries                                       173,313
       8,500  Meditrust Corp.                                            340,000
      10,000  Nationwide Health Properties, Inc.                         242,500
       5,800  Olin Corp.                                                 218,225
       6,400  OM Group Inc.                                              172,800
       1,300  Owens-Corning Fiberglass Corp.                              55,413
       5,900  Sealed Air Corp.*                                          245,588
      11,000  Security Capital Pacific Trust                             251,625
      10,100  Shiloh Industries Inc.*                                    164,125
       8,100  Simon DeBartolo Property Group, Inc.                       251,100
       6,400  Stone Container Corp.                                       95,200

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

      SHARES                       SECURITY                              VALUE
================================================================================
Materials & Processing -- 13.7% (continued)
      14,200  Terra Industries, Inc.                                  $  209,450
       3,500  Vornado Realty Trust                                       183,750
      13,500  Walter Industries Inc.*                                    190,688
       4,100  Wolverine Tube, Inc.*                                      144,525
--------------------------------------------------------------------------------
                                                                       7,255,793
--------------------------------------------------------------------------------
Other Energy -- 4.4%
       3,800  Chesapeake Energy Corp.*+                                  211,375
       3,000  Cooper Cameron Corp.*                                      229,500
      10,100  Global Industries Ltd.*                                    188,113
      13,400  Global Marine Inc.*                                        276,375
       5,100  Louisiana Land & Exploration Co.                           273,488
       6,000  Noble Affiliates, Inc.                                     287,250
      13,100  Noble Drilling Corp.*                                      260,363
      15,200  Oryx Energy Co.*                                           376,200
       3,500  Transocean Offshore Inc.                                   219,188
--------------------------------------------------------------------------------
                                                                       2,321,852
--------------------------------------------------------------------------------
Producer Durables -- 6.2%
         200  American Power Conversion*                                   5,450
       6,900  Crane Co.                                                  200,100
       6,100  Danaher Corp.                                              284,413
       9,000  Durrion Co. Inc.                                           244,125
       2,800  Harnischfeger Industries, Inc.                             134,750
       6,300  Hubbell Inc., Class B Shares                               272,475
       7,600  Jacobs Engineering Group*                                  179,550
      12,800  JLG Industries Inc.                                        204,800
       4,400  Litton Industries Inc.*                                    209,550
       2,100  Raychem Corp.                                              168,263
       8,700  Robbins & Myers Inc.                                       217,500
       6,200  Sundstrand Corp.                                           263,500
       6,400  TETRA Technologies, Inc.*                                  161,600
      11,300  Toll Brothers, Inc.*                                       220,350
       7,500  United Waste Systems Inc.*                                 257,813
       4,800  York International Corp.                                   268,200
--------------------------------------------------------------------------------
                                                                       3,292,439
--------------------------------------------------------------------------------
Technology -- 15.4%
       1,600  Altera Corp.                                               116,300
       3,050  Andrew Corp.*                                              161,841
       7,100  Applix Inc.*                                               155,313
       6,300  Atmel Corp.*                                               208,688
      26,500  Auspex Systems Inc.*                                       308,063
       5,200  Avant Corp.*                                               165,100
       6,800  BancTec, Inc.*                                             140,250
       5,300  Brooktrout Technology, Inc.*                               148,400

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

      SHARES                       SECURITY                              VALUE
================================================================================
Technology -- 15.4% (continued)
       4,100  C-Cube Microsystems, Inc.*                              $  151,444
       4,100  Cadence Design Systems, Inc.*                              162,975
       4,300  CIDCO, Inc.*                                                75,250
      18,200  Computervision Corp.*                                      168,350
       3,400  Comverse Technology, Inc.*                                 128,563
      10,450  Concord Efs, Inc.*                                         295,213
      10,200  Credence Systems Corp.*                                    205,275
       8,400  Datastream Systems Inc.*                                   151,200
       1,700  Diebold Inc.                                               106,888
      10,400  DSP Communications, Inc.*                                  201,500
       6,000  Electronic Arts Inc.*                                      179,625
       3,400  Electronics For Imaging Inc.*                              279,650
       8,100  Eltron International, Inc.                                 163,013
       3,900  ENCAD Inc.*                                                160,875
       3,400  Hadco Corp.*                                               166,600
       3,200  In Focus Systems, Inc.*                                     69,200
      13,200  International Rectifier Corp.*                             201,300
       5,200  Jack Henry & Associates                                    185,900
       7,300  KEMET Corp.*                                               169,725
       6,400  Lam Research Corp.*                                        180,000
      10,200  Macromedia, Inc.*                                          183,600
       2,800  Maxim Integrated Products Inc.*                            121,100
       6,000  McAfee Associates Inc.*                                    264,000
       4,200  National Semiconductor Corp.*                              102,375
       6,100  Periphonics Corp.*                                         178,425
       6,700  PictureTel Corp.*                                          174,200
       5,700  Read-Rite Corp.*                                           143,925
       7,700  S3 Inc.*                                                   125,125
       5,100  SCI Systems Inc.*                                          227,588
       5,400  SPSS Inc.*                                                 150,525
       6,400  Shiva Corp.*                                               223,200
       5,800  Storage Technology Inc.*                                   276,225
       7,400  Structural Dynamics Research*                              148,000
       4,800  SunGard Data Systems, Inc.*                                189,600
       4,000  Symbol Technologies*                                       177,000
      10,000  Systemsoft Corp.*                                          148,750
       6,800  Tech Data Corp.*                                           186,150
       9,300  Tencor Instruments Co.*                                    245,288
       2,600  Xilinx Inc.*                                                95,713
--------------------------------------------------------------------------------
                                                                       8,167,290
--------------------------------------------------------------------------------
Utilities -- 8.6%
       5,800  AES Corp.                                                  269,700
       7,500  AGL Resources Inc.                                         158,438
       4,800  Bay State Gas Co.                                          135,600
       9,300  Brooklyn Union Gas Co.                                     280,163

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1996
--------------------------------------------------------------------------------

      SHARES                       SECURITY                              VALUE
================================================================================
Utilities -- 8.6% (continued)
       7,500  Calenergy Inc.*                                        $   252,188
       5,400  Century Telephone  Enterprises Inc.                        166,725
       3,900  CILCORP Inc.                                               142,838
       7,700  CMS Energy Corp.                                           258,913
       4,000  DPL Inc.                                                    98,000
       8,300  DQE Inc.                                                   240,700
       9,200  ENSERCH Corp.                                              211,600
       8,800  Illinova Corp.                                             242,000
       6,700  LG&E Energy Corp.                                          164,150
       7,400  Metricom Inc.*+                                            111,000
       5,400  National Fuel Gas Co.                                      222,750
       5,800  NIPSCO Industries, Inc.                                    229,825
       4,100  Northeast Utilities System                                  54,325
      12,100  Paging Network Inc.*                                       184,525
       8,500  Piedmont Natural Gas Co.                                   198,688
       8,900  Pinnacle West Capital Corp.                                282,575
       4,100  Public Service Co.                                         159,388
       4,200  Rochester Gas & Electric, Corp.                             80,325
       9,400  South Jersey Industries Inc.                               229,125
       7,400  Washington Gas Light Co.                                   167,392
--------------------------------------------------------------------------------
                                                                       4,540,933
--------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost -- $48,399,064)                                   52,791,175
================================================================================
WARRANT -- 0.0%
       1,011  Homestead Village Inc., Expires 10/29/97*
              (Cost -- $2,530)                                             8,214
================================================================================
      FACE
     AMOUNT                        SECURITY                             VALUE
================================================================================
 REPURCHASE AGREEMENT -- 0.4%
    $223,000  Chase Manhattan Bank, 6.490% due 1/2/97; Proceeds
              at maturity -- $223,080; (Fully collateralized by
              U.S. Treasury Notes, 5.875% due 10/31/98; Market
              value -- $227,732) (Cost -- $223,000)                      223,000
================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $48,624,594**)                                $53,022,389
================================================================================
*  Non-income producing security.
+  Security on loan (Note 8).
** Aggregate cost for Federal income tax purpose is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1996
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $48,624,594)                    $53,022,389
    Cash and cash equivalents                                        1,899,872
    Receivable for securities sold                                     746,365
    Dividends and interest receivable                                   41,515
--------------------------------------------------------------------------------
    Total Assets                                                    55,710,141
--------------------------------------------------------------------------------
LIABILITIES:
    Payable for securities loaned                                    1,899,125
    Payable for securities purchased                                   791,499
    Management fees payable                                             33,350
    Administration fees payable                                         11,274
    Accrued expenses                                                    63,750
--------------------------------------------------------------------------------
    Total Liabilities                                                2,798,998
--------------------------------------------------------------------------------
Total Net Assets                                                   $52,911,143
================================================================================
NET ASSETS:
    Par value of capital shares                                    $     4,384
    Capital paid in excess of par value                             48,742,718
    Treasury stock, at cost (Note 5)                                  (888,402)
    Undistributed net investment income                                 20,277
    Accumulated net realized gain from
      security transactions and futures contracts                      634,371
    Net unrealized appreciation of investments                       4,397,795
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $12.30 a share on 4,300,950 shares of
    $0.001 par value outstanding, 100,000,000 shares authorized)   $52,911,143
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends                                                       $  678,012
    Interest                                                           231,170
--------------------------------------------------------------------------------
    Total Investment Income                                            909,182
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 2)                                           416,104
    Administration fees (Note 2)                                       138,701
    Shareholder and system servicing fees                               38,001
    Shareholder communications                                          25,001
    Audit and legal                                                     16,027
    Custody                                                             14,000
    Directors' fees                                                      5,000
    Other                                                               20,605
--------------------------------------------------------------------------------
    Total Expenses                                                     673,439
--------------------------------------------------------------------------------
Net Investment Income                                                  235,743
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES3 AND 6):
    Realized Gain From:
      Security transactions (excluding short-term securities)        8,283,309
      Futures contracts                                                128,266
--------------------------------------------------------------------------------
    Net Realized Gain                                                8,411,575
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of year                                              3,607,850
      End of year                                                    4,397,795
--------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation                            789,945
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                        9,201,520
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $9,437,263
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                     1996             1995
================================================================================
OPERATIONS:
  Net investment income                         $    235,743     $    466,652
  Net realized gain                                8,411,575        9,756,550
  Increase in net unrealized appreciation            789,945          133,385
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations           9,437,263       10,356,587
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                             (193,543)        (460,174)
  Net realized gains                              (8,604,302)      (8,377,613)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                   (8,797,845)      (8,837,787)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Treasury stock acquired                           (274,104)        (614,298)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Fund Share Transactions                           (274,104)        (614,298)
--------------------------------------------------------------------------------
Increase in Net Assets                               365,314          904,502

NET ASSETS:
  Beginning of year                               52,545,829       51,641,327
--------------------------------------------------------------------------------
  End of year*                                  $ 52,911,143     $ 52,545,829
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                     $     20,277     $    (21,923)
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Inefficient-Market Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the NASDAQ National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) expenses are charged to the Fund; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH
        AFFILIATED PERSONS

     Travelers Investment Management Company ("TIMCO"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.75% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), another subsidiary of SBH, acts as the Fund's administrator. As compensation for its services, the Fund pays SBMFM a fee calculated at the annual rate of 0.25% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

     For the year ended December 31, 1996, Smith Barney Inc. ("SB"), also a subsidiary of SBH, was paid brokerage commissions of $7,375 by the Fund on agency portfolio transactions.

     All officers and three Directors of the Fund are employees of SB.

     3. INVESTMENTS

     For the year ended December 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $76,920,007
--------------------------------------------------------------------------------
Sales                                                              84,121,221
================================================================================

     At December 31, 1996, aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                     $ 6,806,547*
Gross unrealized depreciation                                      (2,408,752)*
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 4,397,795*
================================================================================
* Substantially the same for Federal income tax purposes.

     4. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     5. CAPITAL SHARES

     On June 8, 1995, the Fund commenced a share repurchase plan. As of December 31, 1996, 83,050 shares had been repurchased.

     6. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker,

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At December 31, 1996, there were no open futures contracts.

     7. OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     At December 31, 1996, the Fund had no open purchased call or put option contracts.

     8. LENDING OF PORTFOLIO SECURITIES

     The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee, which is shared 60% by the Fund and 40% by the custodian. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

     At December 31, 1996, the Fund loaned common stocks having a value of approximately $1,828,290 and received cash collateral of $1,899,125 for the loan.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year:

                                               1996          1995          1994          1993          1992
==============================================================================================================
Net Asset Value, Beginning of Year           $  12.15      $  11.78      $  12.50      $  11.49      $  10.34
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                          0.05          0.11          0.05          0.01          0.05
  Net realized and unrealized gain (loss)        2.14          2.31         (0.63)         1.01          1.15
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.19          2.42         (0.58)         1.02          1.20
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.04)        (0.11)        (0.05)        (0.01)        (0.05)
  Net realized gains(1)                         (2.00)        (1.94)        (0.09)         --            --
--------------------------------------------------------------------------------------------------------------
Total Distributions                             (2.04)        (2.05)        (0.14)        (0.01)        (0.05)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  12.30      $  12.15      $  11.78      $  12.50      $  11.49
--------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value                         39.57%        24.18%        (8.46)%        6.44%        11.86%
--------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value                      20.56%        18.90%        (4.36)%        8.90%        11.71%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $ 52,911      $ 52,546      $ 51,641      $ 54,809      $ 50,374
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                       1.21%         1.22%         1.22%         1.24%         1.36%
  Net investment income                          0.43          0.84          0.43          0.08          0.45
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           151%          177%           45%           87%           46%
--------------------------------------------------------------------------------------------------------------
Market Price, End of Year                    $ 11.500      $  9.813      $  9.500      $ 10.500      $  9.875
--------------------------------------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions(2)             $   0.05      $   0.05          --            --            --
==============================================================================================================

(1) Includes short-term realized gains distributions which are considered ordinary income for Federal income tax purposes.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF THE INEFFICIENT-MARKET FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Inefficient-Market Fund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Inefficient-Market Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                       KPMG Peat Marwick LLP


New York, New York
February 18, 1997

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                   Dividend and
                   Price       Price at     NAV at    Premium(+)   Capital Gain
    Period         Range       Month-End   Month-End  Discount(-)  Distributions
================================================================================
     1995
January      $ 9 1/4 - 9 5/8    $ 9 3/8      $11.77       -20%           --
February       9 3/8 - 9 7/8      9 3/4       12.31       -21            --
March          9 5/8 - 9 7/8      9 5/8       12.24       -21            --
April          9 3/4 - 10         9 13/16     12.24       -20            --
May            9 3/4 - 10         9 3/4       12.52       -22            --
June           9 3/4 - 10 3/8    10 1/8       12.99       -22            --
July          10 1/8 - 10 3/8    10 3/8       13.16       -21            --
August        10 3/8 - 10 1/2    10 3/8       13.46       -23            --
September     10 1/2 - 11 1/8    10 3/4       13.74       -22            --
October       10 1/2 - 11        10 1/2       13.46       -22            --
November      10 5/8 - 11 1/8    11 1/2       14.05       -22            --
December       9 1/2 - 11 1/2     9 13/16     12.15       -19          $2.05

     1996
January        9 3/4 - 10 3/8    10 1/2       12.23       -18            --
February          10 - 10 5/8    10 5/8       12.62       -16            --
March         10 3/8 - 10 3/4    10 5/8       12.87       -17            --
April         10 5/8 - 11 1/2    11 1/2       13.45       -14            --
May               11 - 11 7/8    11 5/8       13.77       -16            --
June          11 3/8 - 11 3/4    11 3/8       13.44       -15            --
July          10 1/8 - 11 5/8    10 1/4       11.92       -14           0.60
August        10 1/2 - 10 3/4    10 5/8       12.72       -16            --
September     10 3/4 - 11 1/4    11 1/4       13.40       -16            --
October       11 3/8 - 12 1/4    11 3/4       13.08       -10            --
November         11  - 12 1/2    11 1/4       12.29       -10           1.40
December         11  - 11 7/8    11 1/2       12.30        -7           0.04
================================================================================

--------------------------------------------------------------------------------
Dividend Reinvestment Plan  (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc., as plan agent ("Plan Agent"), in additional shares of its Common Stock ("Common Shares") as provided below unless a stockholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to stockholders who do not participate in the Plan are paid by check mailed directly to the record holder by First Data Investor Services Group, Inc., as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 45 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If, following the commencement of purchases and before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan  (unaudited) (continued)
--------------------------------------------------------------------------------

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all stockholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, MA 02104.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     The amount of long-term capital gains paid by the Fund to its shareholders for the fiscal year ended December 31, 1996, was $2,069,782.

     The Fund designates 9.82% of the ordinary dividends paid during the fiscal year ended December 31, 1996 as qualifying for the corporate dividends received deduction.

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





                     (This page intentionally left blank.)

The Inefficient-
Market Fund, Inc.

Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
Bruce D. Sargent
John P. Toolan

Officers
Heath B. McLendon
Chief Executive Officer
Jessica M. Bibliowicz
President
Lewis E. Daidone
Senior Vice President
and Treasurer
Kent A. Kelley
Vice President
Sandip A. Bhagat
Vice President
Thomas M. Reynolds
Controller
Christina T. Sydor
Secretary


Investment Manager
Travelers Investment
Management Company

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for
the general information of the
shareholders of the The Inefficient-
Market Fund, Inc. It is not authorized
for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the
Fund's investment policies and expenses
as well as other pertinent information.

The Inefficient-
Market Fund, Inc.
388 Greenwich Street
New York, New York 10013


FD0849  2/97